UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2024

INTRUSION INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39608	75-1911917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 East Park Blvd, Suite 1200 Plano, Texas	75074
(Address of Principal Executive Offices)	(Zip Code)

(888) 637-7770

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	INTZ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on or about September 14, 2022, Intrusion Inc. (the “Company”) issued certain common stock purchase warrants to purchase up to 60,629 shares of common stock (collectively, the “September 2022 Warrants”). Also, as previously disclosed on or about November 8, 2023, the Company issued certain common stock purchase warrants to purchase up to 435,937 shares of common stock (the “November 2023 Warrants,” with the September 2022 Warrants, collectively, the “Warrants”). On April 1, 2024, the Company’s Board of Directors approved entry into an inducement letter that provides, during the period beginning on April 2, 2024 and continuing through April 23, 2024, for the lowering of the exercise price of the Warrants and, for each share of common stock exercised under the Warrants, providing the participating Warrant holder with a new warrant (the “New Warrant”) for that same number of shares of common stock. The reduced exercise price of the Warrants is $3.04, which includes $0.13 per share that is attributable to the purchase price of the New Warrant, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The New Warrant has an exercise price of $2.91 with an exercise period of five years.

On April 8, 2024, certain holders of the Warrants exercised at the reduced exercise price of $3.04, which resulted in (i) the issuance in the aggregate of 180,668 shares of the Company’s common stock, (ii) an aggregate cash payment to the Company of $549,230.72, and (iii) the issuance of New Warrants that in the aggregate when exercised pursuant to the terms thereunder would result in the issuance of an additional 180,668 shares of the Company’s common stock. The offering of shares of the Company’s common stock issued upon the exercise of such Warrants and underlying the New Warrants was undertaken pursuant to the exemption from registration provided in Rule 506(b) under Regulation D pursuant to the Securities Act of 1933, as amended.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit
No.	Description
10.1	Form of New Warrant
104.1	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Intrusion, Inc.

Dated: April 12, 2024	By:	/s/ Kimberly Pinson
Kimberly Pinson
Chief Financial Officer

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